UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
AMENDMENT NO. 1
TO
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2006 (June 14, 2006)
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma		74172-0172
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No. 1 to Form 8-K is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K (File No. 001-32599) filed by Williams Partners L.P. (the “Partnership”) under Items 1.01, 2.01, 2.03, 7.01, 8.01 and 9.01 on June 20, 2006 (the “Initial 8-K”). The information included in Items 1.01, 2.01, 2.03, 7.01 and 8.01 of the Initial 8-K is incorporated herein by reference. Amendment No. 1 is being filed to include the financial information required under Item 9.01 that was omitted from the Initial 8-K.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

The audited balance sheets of Williams Four Corners Predecessor (“Four Corners”) as of December 31, 2004 and 2005, the audited statements of income of Four Corners for the years ended December 31, 2003, 2004 and 2005, the audited statement of owner’s equity of Four Corners for the years ended December 31, 2003, 2004 and 2005 and the audited statements of cash flows of Four Corners for the years ended December 31, 2003, 2004 and 2005 and the unaudited balance sheet of Four Corners as of March 31, 2006, the unaudited statements of income of Four Corners for the three months ended March 31, 2005 and 2006, the unaudited statement of owner’s equity of Four Corners for the three months ended March 31, 2006 and the unaudited statements of cash flows of Four Corners for the three months ended March 31, 2005 and 2006 are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma balance sheet of the Partnership as of March 31, 2006 and the unaudited pro forma statements of income of the Partnership for the year ended December 31, 2005 and the three months ended March 31, 2006 are attached hereto as Exhibit 99.5 and are incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description
+ Exhibit 1.1	Underwriting Agreement, dated June 14, 2006, by and among Williams Partners L.P., Williams Partners GP LLC, Williams Partners Operating LLC and the underwriters named therein (incorporated by reference to Exhibit 1.1 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

+ Exhibit 1.2	Purchase Agreement, dated June 15, 2006, by and among Williams Partners GP LLC, Williams Partners L.P., Williams Partners Finance Corporation, Williams Partners Operating LLC and the initial purchasers named therein (incorporated by reference to Exhibit 1.2 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

+ # Exhibit 2.1	Purchase and Sale Agreement, dated April 6, 2006, by and among Williams Energy Services, LLC, Williams Field Services Group, LLC, Williams Field Services Company, LLC, Williams Partners GP LLC, Williams Partners L.P. and Williams Partners Operating LLC (incorporated by reference to Exhibit 2.1 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on April 7, 2006).

+ Exhibit 4.1	Indenture, dated June 20, 2006, by and among Williams Partners L.P., Williams Partners Finance Corporation and JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 4.1 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

Exhibit Number	Description
+ Exhibit 4.2	Form of 7 1/2% Senior Note due 2011 (included as Exhibit 1 to Rule144A/Regulation S Appendix of Exhibit 4.1 hereto).

+ Exhibit 4.3	Registration Rights Agreement, dated June 20, 2006, by and between Williams Partners L.P., Williams Partners Finance Corporation, Citigroup Global Markets Inc. and Lehman Brothers Inc. (incorporated by reference to Exhibit 4.3 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

+ Exhibit 10.1	Contribution, Conveyance and Assumption Agreement, dated June 20, 2006, by and among Williams Energy Services, LLC, Williams Field Services Company, LLC, Williams Field Services Group, LLC, Williams Partners GP LLC, Williams Partners L.P. and Williams Partners Operating LLC (incorporated by reference to Exhibit 10.1 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

+ Exhibit 10.2	Amended and Restated Limited Liability Company Agreement of Williams Four Corners LLC dated June 20, 2006 (incorporated by reference to Exhibit 10.2 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

+ Exhibit 10.3	Loan Agreement, dated June 20, 2006, between The Williams Companies, Inc. and Williams Four Corners LLC (incorporated by reference to Exhibit 10.3 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

+ Exhibit 10.4	Contribution, Conveyance and Assumption Agreement, dated June 20, 2006, by and among Williams Field Services Company, LLC and Williams Four Corners LLC (incorporated by reference to Exhibit 10.4 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

Exhibit 23.1	Consent of Ernst & Young LLP.

+ Exhibit 99.1	Joint Press Release of Williams Partners L.P. and The Williams Companies, Inc. dated June 20, 2006 (incorporated by reference to Exhibit 99.1 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

+ Exhibit 99.2	Press release of Williams Partners L.P. dated June 14, 2006 (incorporated by reference to Exhibit 99.2 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

+ Exhibit 99.3	Press release of Williams Partners L.P. dated June 15, 2006 (incorporated by reference to Exhibit 99.3 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

Exhibit 99.4	Audited and unaudited historical financial statements of Williams Four Corners Predecessor.

Exhibit 99.5	Unaudited pro forma financial statements of Williams Partners L.P.

+	Incorporated by reference.

#	Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

	By:	Williams Partners GP LLC,
its General Partner

Date: August 10, 2006	/s/ Alan S. Armstrong

Alan S. Armstrong
Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
+ Exhibit 1.1	Underwriting Agreement, dated June 14, 2006, by and among Williams Partners L.P., Williams Partners GP LLC, Williams Partners Operating LLC and the underwriters named therein (incorporated by reference to Exhibit 1.1 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

+ Exhibit 1.2	Purchase Agreement, dated June 15, 2006, by and among Williams Partners GP LLC, Williams Partners L.P., Williams Partners Finance Corporation, Williams Partners Operating LLC and the initial purchasers named therein (incorporated by reference to Exhibit 1.2 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

+ #Exhibit 2.1	Purchase and Sale Agreement, dated April 6, 2006, by and among Williams Energy Services, LLC, Williams Field Services Group, LLC, Williams Field Services Company, LLC, Williams Partners GP LLC, Williams Partners L.P. and Williams Partners Operating LLC (incorporated by reference to Exhibit 2.1 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on April 7, 2006).

+ Exhibit 4.1	Indenture, dated June 20, 2006, by and among Williams Partners L.P., Williams Partners Finance Corporation and JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 4.1 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

+ Exhibit 4.2	Form of 7 1/2% Senior Note due 2011 (included as Exhibit 1 to Rule144A/Regulation S Appendix of Exhibit 4.1 hereto).

+ Exhibit 4.3	Registration Rights Agreement, dated June 20, 2006, by and between Williams Partners L.P., Williams Partners Finance Corporation, Citigroup Global Markets Inc. and Lehman Brothers Inc. (incorporated by reference to Exhibit 4.3 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

+ Exhibit 10.1	Contribution, Conveyance and Assumption Agreement, dated June 20, 2006, by and among Williams Energy Services, LLC, Williams Field Services Company, LLC, Williams Field Services Group, LLC, Williams Partners GP LLC, Williams Partners L.P. and Williams Partners Operating LLC (incorporated by reference to Exhibit 10.1 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

+ Exhibit 10.2	Amended and Restated Limited Liability Company Agreement of Williams Four Corners LLC dated June 20, 2006 (incorporated by reference to Exhibit 10.2 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

+ Exhibit 10.3	Loan Agreement, dated June 20, 2006, between The Williams Companies, Inc. and Williams Four Corners LLC (incorporated by reference to Exhibit 10.3 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

+ Exhibit 10.4	Contribution, Conveyance and Assumption Agreement, dated June 20, 2006, by and among Williams Field Services Company, LLC and Williams Four Corners LLC (incorporated by reference to Exhibit 10.4 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

Exhibit 23.1	Consent of Ernst & Young LLP.

+ Exhibit 99.1	Joint Press Release of Williams Partners L.P. and The Williams Companies, Inc. dated June 20, 2006 (incorporated by reference to Exhibit 99.1 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

+ Exhibit 99.2	Press release of Williams Partners L.P. dated June 14, 2006 (incorporated by reference to Exhibit 99.2 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

+ Exhibit 99.3	Press release of Williams Partners L.P. dated June 15, 2006 (incorporated by reference to Exhibit 99.3 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on June 20, 2006).

Exhibit 99.4	Audited and unaudited historical financial statements of Williams Four Corners Predecessor.

Exhibit 99.5	Unaudited pro forma financial statements of Williams Partners L.P.

+	Incorporated by reference.

#	Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.